UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 29, 2008
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	10-18786	94-2723335

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California (Address of principal executive offices)	92037 (Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Conditions
PICO Holdings, Inc. issued a press release on February 29, 2008 announcing its financial results for the three months and year ended December 31, 2007. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.
Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of PICO Holdings, Inc. dated February 29, 2008 (financial results for the quarter and year ended December 31, 2007)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.
Date: February 29, 2008	By:	/s/ Maxim C. W. Webb
Maxim C. W. Webb
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of PICO Holdings, Inc. dated February 29, 2008 (financial results for the quarter and year ended December 31, 2007)